UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14C
                                 (RULE 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant To Section 14(c) of the Securities Exchange Act of 1934
                                (AMENDMENT NO. )

Check the appropriate box:

[ ] Preliminary information statement      [  ] Confidential, for use of the
                                                Commission only (as permitted
                                                by Rule 14c-5(d)(2))

[x] Definitive information statement

                              MISSISSIPPI POWER COMPANY
------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                 NOTICE OF 2003
                                 ANNUAL MEETING
                            & INFORMATION STATEMENT

                            WWW.MISSISSIPPIPOWER.COM

                                                      (MISSISSIPPI POWER LOGO)

Michael D. Garrett              2992 West Beach Boulevard
President and                   Post Office Box 4079
Chief Executive Officer         Gulfport, Mississippi  39502-4079






                                                  (MISSISSIPPI POWER LLOGO)







                                                                 April 25, 2003

Dear Shareholder:

You are cordially invited to attend our 2003 Annual Meeting of Shareholders at 10:15 a.m., Eastern Time, on May 21, 2003 at the offices of our affiliate, Georgia Power Company, 241 Ralph McGill Boulevard, N.E., Atlanta, Georgia.

At the meeting we will elect our board of directors.

Sincerely yours,

/s/ Michale D. Garrett

Michael D. Garrett
President and Chief Executive Officer

                           MISSISSIPPI POWER COMPANY
                             GULFPORT, MISSISSIPPI

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 2003

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of Mississippi Power Company will be held at the offices of its affiliate, Georgia Power Company, 241 Ralph McGill Boulevard, N.E., Atlanta, Georgia on May 21, 2003 at 10:15 a.m., Eastern Time, to elect eight members of the board of directors and to transact any other business that may properly come before said meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 14, 2003 will be entitled to notice of and to vote at said meeting or any adjournment or postponement thereof.

The Information Statement and the Annual Report are included in this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

Vicki L. Pierce
Corporate Secretary

Gulfport, Mississippi
April 25, 2003

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----

General Information.........................................    1

Shareholder Proposals.......................................    1

Nominees for Election as Directors..........................    2

Corporate Governance........................................    3

Audit Committee Report......................................    5

Compensation and Management Succession Committee Report.....    7

Compensation Committee Interlocks and Insider
  Participation.............................................    9

Certain Relationships and Related Transactions..............    9

Executive Compensation Information..........................   10

Stock Ownership Table.......................................   14

Appendix A -- Southern Company Audit Committee Charter......  A-1

Appendix B -- Southern Company Policy on Engagement of the
  Independent Auditor for Audit and Non-Audit Services......  B-1

                             INFORMATION STATEMENT

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

This Information Statement is furnished by Mississippi Power Company (the "Company") in connection with the 2003 Annual Meeting of Shareholders and any adjournment or postponement thereof. The meeting will be held at 10:15 a.m., Eastern Time, on May 21, 2003, at the offices of its affiliate, Georgia Power Company, 241 Ralph McGill Boulevard, N.E., Atlanta, Georgia. This Information Statement is initially being provided to shareholders on or about April 25, 2003.

At the meeting, we will elect eight members to the board of directors and transact any other business that may properly come before the meeting. We are not aware of any other matters to be presented at the meeting; however, the holder of the Company's common stock will be entitled to vote on any other matters properly presented.

All shareholders of record on the record date of April 14, 2003 are entitled to notice of and to vote at the meeting. On that date, there were 1,121,000 shares of common stock outstanding and entitled to vote, all of which are held by Southern Company. There were also 84,050 shares of $100 preferred stock and 936,160 shares of depositary preferred stock, each representing one-fourth of a share of preferred stock, outstanding on that date. With respect to the election of directors, all of the outstanding shares of preferred stock are entitled to vote as a single class with the Company's common stock. Each common share counts as one vote and each share of preferred stock counts as one-half vote. Neither the Company's charter nor by-laws provides for cumulative voting rights.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

--------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

Shareholders may present proper proposals for inclusion in the Company's Information Statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2004 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than February 23, 2004.

--------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS
--------------------------------------------------------------------------------

A board of eight directors is to be elected at the annual meeting, each director to hold office until the next annual meeting of shareholders and until the election and qualification of a successor. If any named nominee becomes unavailable for election, the board may substitute another nominee.

Below is information concerning the nominees for director stating, among other things, their names, ages, positions and offices held and brief descriptions of their business experience. The information is current as of the date of this Information Statement.

MICHAEL D. GARRETT -- Director since 2001
Mr. Garrett, 53, is president and chief executive officer of the Company. He served as executive vice president of customer service of Alabama Power Company from January 2000 to May 2001 and executive vice president of external affairs of Alabama Power Company from March 1998 to January 2000. He served as senior vice president of external affairs of Alabama Power Company from February 1994 to March 1998.

TOMMY E. DULANEY -- Director since 2001
Mr. Dulaney, 64, is president and chief executive officer of Structural Steel Services, Inc. (steel fabrication), Meridian, Mississippi. He is a member of the advisory board of Trustmark National Bank, Meridian, Mississippi.

LINDA T. HOWARD -- Director since 1999
Ms. Howard, 59, is president of Howard Industries, Inc. (transformer, ballast and computer manufacturer), Laurel, Mississippi.

ROBERT C. KHAYAT -- Director since 2002
Dr. Khayat, 65, is chancellor of the University of Mississippi, University, Mississippi.

AUBREY K. LUCAS -- Director since 1984
Dr. Lucas, 68, is president emeritus and professor of higher education at the University of Southern Mississippi, Hattiesburg, Mississippi.

GEORGE A. SCHLOEGEL -- Director since 1995
Mr. Schloegel, 62, is president and chief executive officer of Hancock Bank, Gulfport, Mississippi. He is vice chairman and chief executive officer and director of Hancock Holding Company.

PHILIP J. TERRELL -- Director since 1995
Dr. Terrell, 49, is retired superintendent of schools, Pass Christian Public School District, Pass Christian, Mississippi. He is adjunct professor of education at the University of Southern Mississippi, Gulf Park Campus, Long Beach, Mississippi. He is a director of Hancock Bank, Gulfport, Mississippi.

N. EUGENE WARR -- Director since 1986
Mr. Warr, 67, is a retailer in Gulfport, Mississippi. He is a director of Coast Community Bank, formerly SouthTrust Bank of Mississippi, Biloxi, Mississippi.

Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

VOTE REQUIRED

The majority of the votes cast by the shares outstanding and entitled to vote at a meeting at which a quorum is present is required for the election of directors. Southern Company, as owner of all of the Company's outstanding common stock, will vote for all of the nominees above.

--------------------------------------------------------------------------------
CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

HOW IS THE COMPANY ORGANIZED?

The Company is managed by a core group of officers and governed by a board of directors which has been set at eight members. The current nominees for election as directors consist of seven non-employees and the chief executive officer of the Company.

WHAT ARE DIRECTORS PAID FOR THEIR SERVICES?

  - Standard Arrangements. The following compensation was paid to the Company's directors during 2002 for service as a member of the board of directors and any board committee(s), except that employee directors received no fees or compensation for service as a member of the board of directors or any board committee. At the election of the director, all or a portion of the cash retainer may be payable in Southern Company common stock, and all or a portion of the total fees may be deferred under the Deferred Compensation Plan until membership on the board is terminated.


    Cash Retainer Fee.....................  $10,000
    Stock Retainer Fee....................  340 shares of Southern Company common stock
    Meeting Fee...........................  $750 for each board or committee meeting attended

  - Pension Plan. There is no pension plan for non-employee directors.

  - Other Arrangements. No director received other compensation for services as a director during the year ending December 31, 2002 in addition to or in lieu of that specified by the standard arrangements specified above.

NEW GOVERNANCE POLICIES AND PROCESSES

The Company has reviewed the provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), the proposed and final rules of the U.S. Securities and Exchange Commission (the "SEC") and the proposed new listing standards of the New York Stock Exchange (the "NYSE") regarding corporate governance policies and processes. In anticipation of the effectiveness or adoption of final rule changes, the Company is reviewing its corporate governance policies and practices. Under the SEC's Final Rule: Standards Relating to Listed Company Audit Committees, the Company is exempt from the audit committee requirements set forth in Section 301 of the Sarbanes-Oxley Act and, therefore, is not required to have an audit committee or an audit committee report on whether it has an audit committee financial expert. The Southern Company Audit Committee will perform such functions on behalf of the Company's board of directors. The Southern Company board of directors has determined that all members of the Southern Company Audit Committee are independent and that Mr. J. Neal Purcell is the audit committee financial expert. (For more information, please see the Southern Company Audit Committee Report in this Information Statement.) The Company will continue to monitor all actions taken by the SEC and the NYSE and will amend, to the extent necessary, the standards, disclosures and charters applicable to the board, its committees and the Company as a whole as final rules impacting the Company are adopted and become effective.

COMMITTEES OF THE BOARD

AUDIT COMMITTEE:

  - Members are Mr. Schloegel, Chairman; Ms. Howard; Dr. Lucas; and Mr. Warr

  - Met five times in 2002

  - Oversees the Company's internal controls and compliance matters

The Company's audit committee meets periodically with management, internal auditors and independent auditors to discuss auditing, internal controls and compliance matters.

The Southern Company Audit Committee provides a broad overview of the Company's financial reporting and control functions. The Southern Company Audit Committee reviews and discusses the Company's financial statements with management and the independent auditors. Such discussions include critical accounting policies and practices, alternative financial treatments, proposed adjustments and control recommendations. Such discussions also include significant management judgments and estimates, reporting or operational issues and changes in accounting principles, as well as any disagreements with management. The Southern Company Audit Committee also is responsible for recommending the filing of the Company's annual financial statements with the SEC.

The Southern Company board of directors amended its Audit Committee Charter in 2003. Under the new charter, the Southern Company Audit Committee has authority to appoint, compensate and oversee the work of the independent auditors. The new charter is attached to this Information Statement as Appendix A.

COMPENSATION COMMITTEE:

     - Members are Mr. Warr, Chairman; Mr. Dulaney; and Dr. Terrell

     - Met one time in 2002

     - Oversees the administration of the Company's compensation arrangements

The Company's Compensation Committee reviews and provides input to the Southern Company Compensation and Management Succession Committee on the performance and compensation of its chief executive officer and makes recommendations regarding the fees paid to members of the board of directors.

The Southern Company Compensation and Management Succession Committee approves the corporate performance goals used to determine incentive compensation and establishes the mechanism for setting compensation levels for the Company's executive officers. It also administers executive compensation plans and reviews management succession plans.

FINANCE COMMITTEE:

     - Members are Dr. Lucas, Chairman; Mr. Dulaney; Mr. Garrett; Dr. Khayat; and Dr. Terrell

     - Met four times in 2002

     - Reviews the Company's financial affairs and recommends actions to the board

--------------------------------------------------------------------------------

The board of directors met four times in 2002. Average director attendance at all board and committee meetings was 93 percent. Ms. Howard attended less than 75 percent of applicable meetings.

--------------------------------------------------------------------------------
AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

The Audit Committee of Southern Company (the "Committee") oversees the Company's financial reporting process on behalf of the boards of directors of the Company and Southern Company. The Company's management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements of the Company in the Annual Report with management. The Committee's review process included discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Such discussions also included reviews of critical accounting policies and practices, acceptable alternative financial treatments, proposed adjustments and control recommendations. In addition, the Committee has discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining their independence.

The Committee discussed the overall scopes and plans with the Company's internal and independent auditors for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held 14 meetings during 2002.

In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors of Southern Company (and the board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and filed with the Securities and Exchange Commission. The Committee also reappointed Deloitte & Touche LLP as the Company's independent auditors for 2003.

Members of the Committee:

L. G. Hardman III, Chairman
Dorrit J. Bern
Donald M. James
Zack T. Pate
J. Neal Purcell

PRINCIPAL PUBLIC ACCOUNTING FIRM FEES

The following represents the fees billed to the Company for the last fiscal year by Deloitte & Touche LLP -- the Company's principal public accountant for 2002:


Audit Fees                                                    $229,938
Audit-Related Fees                                             105,104
Tax Fees                                                        12,797
All Other Fees                                                       -
                                                              --------
Total                                                         $347,839
                                                              ========

The Southern Company Audit Committee has adopted a Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services (see Appendix B) that includes requirements for the Audit Committee to pre-approve audit and non-audit services provided by Deloitte & Touche LLP.

CHANGE IN PRINCIPAL PUBLIC ACCOUNTING FIRM

On March 28, 2002, the board of directors of Southern Company, upon recommendation of its Audit Committee, decided not to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's principal public accountants and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's principal public accountants for fiscal year 2002.

Arthur Andersen's reports on the financial statements of the Company for the two fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Such reports have not been re-issued in connection with the Company's financial statements included in the annual report on Form 10-K for the year ended December 31, 2002.

During the Company's two fiscal years ended December 31, 2001, and the subsequent interim period through March 28, 2002:

  - there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports;

  - there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K; and

  - the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

No representative of Deloitte & Touche is expected to be present at the 2003 Annual Meeting of Shareholders unless prior to the day of the meeting the Company's Corporate Secretary has received written notice from a shareholder addressed to the Corporate Secretary at Mississippi Power Company, 2992 West Beach, Gulfport Mississippi, 39501, that such shareholder will attend such meeting and wishes to ask questions of a representative of Deloitte & Touche.

--------------------------------------------------------------------------------
COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE REPORT
--------------------------------------------------------------------------------

WHAT IS THE EXECUTIVE COMPENSATION PHILOSOPHY?

The Southern Company Compensation and Management Succession Committee's intent is to provide an executive compensation program that is competitive and is tied to Southern Company's and the Company's short- and long-term performance. With the objective of maximizing Southern Company shareholder value over time, the program aligns the interests of executives and Southern Company's shareholders.

TOTAL EXECUTIVE COMPENSATION

HOW IS TOTAL EXECUTIVE COMPENSATION ESTABLISHED?

The Committee retains an independent executive compensation consultant who provides information on total executive compensation paid at other large companies in the electric and gas utility industries. Seventeen of these companies are included in the 27 companies that comprise the S&P Electric Utility Index. Based on the market data, total executive compensation targets are set at an appropriate size-adjusted level. This means that for target level performance, the program is designed to pay executives an amount that is at or about the median of the market. Total executive compensation is paid through an appropriate mix of both fixed and performance-based (incentive) compensation. Because the program focuses on incentive compensation, actual total compensation paid can be above or below the targets based on actual corporate performance.

WHAT ARE THE COMPONENTS OF TOTAL EXECUTIVE COMPENSATION?

- Base pay (salary);
- Short-term incentives (annual performance bonuses); and
- Long-term incentives.

These are the primary components of the executive compensation program. The Company does provide certain perquisites that the Committee reviews periodically to determine if they are reasonable and appropriate. The primary perquisites provided by the Company are financial planning services, club memberships (for business use) and home security.

BASE PAY

A range for base pay is determined for each executive, including Mr. Garrett, by comparing the base pay at the appropriate peer group of companies described previously. Base pay is set at a level that is at or below the size-adjusted median paid at those companies because of the emphasis on incentive compensation in the executive compensation program.

ANNUAL PERFORMANCE BONUSES

Annual bonuses are paid through the Omnibus Incentive Compensation Plan. All named executive officers participated in this plan in 2002.

PERFORMANCE GOALS

Annual performance bonuses levels are based on the attainment of corporate performance goals and attainment of the Company's adjusting goals. All performance goals were set in the first quarter of the year.

For 2002, the corporate performance goals included specific targets for:

- Southern Company earnings -- earnings per share ("EPS") and

- Company return on equity ("ROE").

The Committee believes that accomplishing the corporate goals is essential for the Company's continued success and sustained financial performance. A target performance level is set for each corporate performance goal. Performance above or below the targets results in proportionately higher or lower bonus payments. The bonus amount is then adjusted, up or down, based on the degree of achievement of the Company's adjusting goals related to such measures as capital expenditures, cash flow, customer service, plant availability and diversity.

A target percentage of base pay is established for each executive officer based on his or her position level for target-level performance. Annual performance bonuses based on the achievement of the corporate performance goals, as adjusted for achievement of the Company's adjusting goals, may range from 0 percent of the target to 240 percent based on actual corporate performance.

No bonuses are paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses are paid if Southern Company's current earnings are not sufficient to fund the common stock dividend at the same level as the prior year.

ANNUAL BONUS PAYMENTS

Mr. Garrett's annual performance bonus under the Omnibus Incentive Compensation Plan for target-level performance was 60% of his base pay. The target percentage of base pay for the other named executive officers was 45%. Each individual's bonus paid for 2002 performance was based 30% on the degree of achievement of the Southern Company EPS goals and 70% on the degree of achievement of the Company's ROE goal, both as adjusted for the Company's adjusting goals. Performance for the goals exceeded the target, resulting in bonus payments to all named executive officers that exceed their respective targets.

LONG-TERM INCENTIVES

The Committee bases a significant portion of the total compensation program on long-term incentives including Southern Company stock options and performance dividend equivalents.

STOCK OPTIONS

Executives are granted options with ten-year terms to purchase Southern Company's common stock at the market price on the date of the grant under the terms of the Omnibus Incentive Compensation Plan. The estimated annualized value represented approximately 26 percent of Mr. Garrett's total target compensation and 17 to 18 percent for the other named executives. The size of prior grants was not considered in determining the size of the grants made in 2002. These options vest over a three-year period.

PERFORMANCE DIVIDENDS

Executives also are paid performance-based dividend equivalents on most stock options held at the end of the year. Dividend equivalents can range from 25 percent of the common stock dividend paid during the year if total shareholder return over a four-year period, compared to a group of other utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. For eligible stock options held on December 31, 2002, all executives received a payout of $1.355 per option for maximum performance under the Omnibus Incentive Compensation Plan.

POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain executives' compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by shareholders. Southern Company has obtained shareholder approval of the Omnibus Incentive Compensation Plan. However, because our policy is to maximize long-term shareholder value, tax deductibility is only one factor considered in setting compensation.

SUMMARY

The Committee believes that the policies and programs described in this report link pay and performance and serve the best interest of Southern Company's shareholders. We frequently review the various pay plans and policies and modify them as we deem necessary to continue to attract, retain and motivate talented executives.

Members of the Committee:

G.J. St. Pe, Chairman
D.P. Amos
T.F. Chapman

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

The Southern Company Compensation and Management Succession Committee is made up of non-employee directors who have never served as executive officers of Southern Company or the Company. During 2002, none of Southern Company's or the Company's executive officers served on the board of directors of any entities whose directors or officers serve on the Southern Company Compensation and Management Succession Committee.
--------------------------------------------------------------------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Mr. Schloegel is president and chief executive officer of Hancock Bank, Gulfport, Mississippi. During 2002, Hancock Bank furnished a number of regular banking services in the ordinary course of business to the Company. The Company intends to maintain normal banking relations with Hancock Bank in the future.

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION INFORMATION
--------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

The Company has adopted Southern Company's Change in Control Plan, which is applicable to certain of its officers, and has entered into an individual change in control agreement with Mr. Garrett. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of Southern Company or the Company, the agreements provide for:

      - lump sum payment of two or three times annual compensation,

      - up to five years' coverage under group health and life insurance plans,

      - immediate vesting of all stock options, stock appreciation rights and restricted stock previously granted,

      - payment of any accrued long-term and short-term bonuses and dividend equivalents and

      - payment of any excise tax liability incurred as a result of payments made under any individual agreements.

A Southern Company change in control is defined under the agreements as:

      - acquisition of at least 20 percent of Southern Company's stock,

      - a change in the majority of the members of Southern Company's board of directors,

      - a merger or other business combination that results in Southern Company's shareholders immediately before the merger owning less than 65 percent of the voting power after the merger or

      - a sale of substantially all the assets of Southern Company.

A change in control of the Company is defined under the agreements as:

      - acquisition of at least 50 percent of the Company's stock,

      - a merger or other business combination unless Southern Company controls the surviving entity or

      - a sale of substantially all of the assets of the Company.

Southern Company's Omnibus Incentive Compensation Plan provides for pro-rata payments at not less than target-level performance if a change in control occurs and the plan is not continued or replaced with a comparable plan or plans.

SUMMARY COMPENSATION TABLE

The following table shows information concerning the chief executive officer and the other four most highly compensated executive officers of the Company serving during 2002.

                                                                                    LONG-TERM COMPENSATION
                                                                            --------------------------------------
                                         ANNUAL COMPENSATION                               NUMBER OF
                             --------------------------------------------   RESTRICTED    SECURITIES     LONG-TERM
                                                             OTHER ANNUAL     STOCK       UNDERLYING     INCENTIVE    ALL OTHER
NAME AND PRINCIPAL                                           COMPENSATION   OWNERSHIP    STOCK OPTIONS    PAYOUTS    COMPENSATION
POSITION                     YEAR   SALARY ($)   BONUS ($)       ($)           ($)         (SHARES)       ($)(1)        ($)(2)
---------------------------------------------------------------------------------------------------------------------------------
MICHAEL D. GARRETT(3)        2002    337,163      433,498        9,854           -          50,478        200,326       16,698
President, Chief Executive   2001    309,194      370,090       11,876           -          60,556        194,297       44,133
Officer, Director            2000          -            -            -           -               -              -            -
---------------------------------------------------------------------------------------------------------------------------------
H. E. BLAKESLEE              2002    233,564      224,449       18,529           -          22,402        155,313       36,187
Vice President               2001    224,617      195,312        6,756           -          59,281        168,509       10,857
                             2000    216,012      169,775        8,929           -          18,711         37,752       10,489
---------------------------------------------------------------------------------------------------------------------------------
DON E. MASON                 2002    222,856      219,927       17,588           -          21,950        182,925       36,161
Vice President               2001    220,091      182,261        2,702           -          52,771        169,635       10,648
                             2000    211,662      195,502        1,702           -          18,334         36,992       10,261
---------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. SOUTHERN          2002    207,266      199,528       14,814           -          19,914        119,748       30,480
Vice President, Treasurer,   2001    197,478      171,970       10,217           -          41,156        133,400       19,554
Chief Financial Officer      2000    188,300      144,266        8,457           -          14,296         29,739        9,141
---------------------------------------------------------------------------------------------------------------------------------
GENE L. USSERY, JR.          2002    204,236      177,887       12,244           -          19,067        111,853       25,671
Vice President               2001    189,361      132,964       17,095           -          34,151        104,576       23,988
                             2000    171,197      126,070          616           -          12,780         24,928        8,434
---------------------------------------------------------------------------------------------------------------------------------

(1) Payout of performance dividend equivalents on stock options granted after 1996 that were held by the executive at the end of the performance periods under the Omnibus Incentive Compensation Plan for the four-year performance periods ended December 31, 2000, 2001 and 2002, respectively. Dividend equivalents can range from 25 percent of the common stock dividend paid during the last year of the performance period if total shareholder return over the four-year period, compared to a group of other large utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. The Southern Company Compensation and Management Succession Committee can increase the payout of performance dividends by up to 200 percent if necessary to maintain the competitiveness of Southern Company's executive compensation program. For eligible stock options held on December 31, 2000, 2001 and 2002, all named executives received a payout of $.90, $1.34 and $1.355 per option, respectively.

(2) Company contributions in 2002 to the Employee Savings Plan (ESP), Employee Stock Ownership Plan (ESOP), non-pension related accruals under the Supplemental Benefit Plan (SBP) and tax sharing benefits paid to participants who elected receipt of dividends on shares of Southern Company's common stock held in the ESP are provided in the following table:


    NAME                                                 ESP     ESOP    SBP
-------------------------------------------------------------------------------
Michael D. Garrett                                       $6,325   $701   $9,672
-------------------------------------------------------------------------------
H. E. Blakeslee                                           6,240   701     4,246
-------------------------------------------------------------------------------
Don E. Mason                                              6,828   701     3,632
-------------------------------------------------------------------------------
Michael W. Southern                                       6,992   701     2,787
-------------------------------------------------------------------------------
Gene L. Ussery, Jr.                                       7,639   701     2,331
-------------------------------------------------------------------------------

    In 2002, these amounts for Messrs. Blakeslee, Mason, Southern and Ussery included additional incentive compensation of $25,000, $25,000, $20,000 and $15,000, respectively.

(3) On May 1, 2001, Mr. Garrett became president and chief executive officer of the Company.

STOCK OPTION GRANTS IN 2002

The following table shows all stock option grants to the named executive officers of the Company during the year ending December 31, 2002.

                                  NUMBER OF
                                  SECURITIES   PERCENT OF TOTAL
                                  UNDERLYING   OPTIONS GRANTED    EXERCISE OR                GRANT DATE
                                   OPTIONS     TO EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
              NAME                GRANTED(1)    FISCAL YEAR(2)     ($/SH)(1)     DATE(1)     VALUE($)(3)
--------------------------------------------------------------------------------------------------------
Michael D. Garrett                  50,478           13.6            25.66      02/15/2012     170,111
--------------------------------------------------------------------------------------------------------
H. E. Blakeslee                     22,402            6.0            25.26      02/15/2012      75,495
--------------------------------------------------------------------------------------------------------
Don E. Mason                        21,950            5.9            25.26      02/15/2012      73,972
--------------------------------------------------------------------------------------------------------
Michael E. Southern                 19,914            5.4            25.26      02/15/2012      67,110
--------------------------------------------------------------------------------------------------------
Gene L. Ussery, Jr.                 19,067            5.1            25.26      02/15/2012      64,256
--------------------------------------------------------------------------------------------------------

(1) Under the terms of the Omnibus Incentive Compensation Plan, stock options grants were made on February 15, 2002 and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. The exercise price is the average of the high and low price of Southern Company's common stock on the date granted. Options may be transferred to certain family members, family trusts and family limited partnerships.

(2) A total of 370,720 stock options were granted in 2002.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of Southern Company's common stock at a future date. Significant assumptions are shown below:


--------------------------------------------------
              RISK-FREE      DIVIDEND    EXPECTED
VOLATILITY  RATE OF RETURN    YIELD        TERM
--------------------------------------------------
    26.34%       2.79%         4.63%    4.28 years
--------------------------------------------------

AGGREGATED STOCK OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

The following table sets forth information concerning options exercised during the year ending December 31, 2002 by the named executive officers and the value of unexercised options held by them as of December 31, 2002.

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                      SHARES       VALUE       OPTIONS AT YEAR-END(#)            YEAR-END($)(2)
                                   ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
              NAME                 EXERCISE(#)     ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Michael D. Garrett                    47,636      585,742      44,225         103,617        484,397        642,384
----------------------------------------------------------------------------------------------------------------------
H. E. Blakeslee                       33,533      430,784      42,816          71,806        409,125        494,400
----------------------------------------------------------------------------------------------------------------------
Don E. Mason                          13,543      199,712      68,186          66,814        785,393        463,282
----------------------------------------------------------------------------------------------------------------------
Michael W. Southern                   31,091      423,448      33,473          54,902        329,124        370,376
----------------------------------------------------------------------------------------------------------------------
Gene L. Ussery, Jr.                   14,561      187,668      33,963          48,585        378,210        327,156
----------------------------------------------------------------------------------------------------------------------

(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2) These columns represent the excess of the fair market value of Southern Company common stock of $28.39 per share, as of December 31, 2002, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The amounts under the Unexercisable column report the "value" of options that are not vested and therefore could not be exercised as of December 31, 2002.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

The following table shows the estimated annual pension benefits payable at normal retirement age under Southern Company's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Southern Company system for the named executive officers of the Company. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. Compensation is base salary plus the excess of annual incentive compensation over 15 percent of base salary. The compensation components are reported under columns titled "Salary" and "Bonus" in the Summary Compensation Table on page 11.

The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of the Social Security offset which would apply in most cases.

                                 YEARS OF ACCREDITED SERVICE
              -----------------------------------------------------------------
REMUNERATION     15         20         25         30         35          40
-------------------------------------------------------------------------------
$ 100,000     $ 25,500   $ 34,000   $ 42,500   $ 51,000   $ 59,500   $   68,000
   300,000      76,500    102,000    127,500    153,000    178,500      204,000
   500,000     127,500    170,000    212,500    255,000    297,500      340,000
   700,000     178,500    238,000    297,500    357,000    416,500      476,000
   900,000     229,500    306,000    382,500    459,000    535,500      612,000
 1,100,000     280,500    374,000    467,500    561,000    654,500      748,000
 1,300,000     331,500    442,000    552,500    663,000    773,500      884,000
 1,500,000     382,500    510,000    637,500    765,000    892,500    1,020,000

As of December 31, 2002, the applicable compensation levels and accredited service for determination of pension benefits would have been:

                                                              COMPENSATION      ACCREDITED
NAME                                                             LEVEL       YEARS OF SERVICE
---------------------------------------------------------------------------------------------
Michael D. Garrett                                              $598,839            34
---------------------------------------------------------------------------------------------
H. E. Blakeslee                                                  380,390            37
---------------------------------------------------------------------------------------------
Don E. Mason                                                     372,726            36
---------------------------------------------------------------------------------------------
Michael W. Southern                                              338,702            27
---------------------------------------------------------------------------------------------
Gene L. Ussery, Jr.                                              311,212            34
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK OWNERSHIP TABLE
--------------------------------------------------------------------------------

Southern Company is the beneficial owner of 100% of the outstanding common stock of the Company. The following table shows the number of shares of Southern Company common stock owned by directors, nominees and executive officers as of December 31, 2002. It is based on information furnished by the directors, nominees and executive officers. The shares owned by all directors, nominees and executive officers as a group constitute less than one percent of the total number of shares of Southern Company common stock outstanding on December 31, 2002.

                                                                             SHARES BENEFICIALLY
                                                                               OWNED INCLUDE:
                                                                             -------------------
                                                                                   SHARES
                                                                                 INDIVIDUALS
                                                                 SHARES        HAVE RIGHTS TO
NAME OF DIRECTORS, NOMINEES                                   BENEFICIALLY         ACQUIRE
AND EXECUTIVE OFFICERS                                          OWNED(1)      WITHIN 60 DAYS(2)
------------------------------------------------------------------------------------------------
Thomas E. Dulaney                                                 1,333
------------------------------------------------------------------------------------------------
Michael D. Garrett                                               84,434             84,034
------------------------------------------------------------------------------------------------
Linda T. Howard                                                     914
------------------------------------------------------------------------------------------------
Robert C. Khayat                                                     57
------------------------------------------------------------------------------------------------
Aubrey K. Lucas                                                   4,194
------------------------------------------------------------------------------------------------
George A. Schloegel                                               1,759
------------------------------------------------------------------------------------------------
Phillip J. Terrell                                                1,625
------------------------------------------------------------------------------------------------
E. Eugene Warr                                                    2,428
------------------------------------------------------------------------------------------------
H. E. Blakeslee                                                  29,428             25,258
------------------------------------------------------------------------------------------------
Don E. Mason                                                    115,898             92,933
------------------------------------------------------------------------------------------------
Michael W. Southern                                              59,114             53,753
------------------------------------------------------------------------------------------------
Gene L. Ussery, Jr.                                              55,175             52,901
------------------------------------------------------------------------------------------------
Directors, Nominees and Executive Officers as a group           355,026            308,879
------------------------------------------------------------------------------------------------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security, or any combination thereof.

(2) Indicates shares of Southern Company's common stock that certain executive officers have the right to acquire within 60 days. Shares indicated are included in the Shares Beneficially Owned column.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

No reporting person of the Company failed to file, on a timely basis, the reports required by Section 16(a).

                                                                     APPENDIX A

                                SOUTHERN COMPANY

                            AUDIT COMMITTEE CHARTER

This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Southern Company (the Company) Audit Committee (the Committee) as approved by the Southern Company Board of Directors (the Board).

I.   COMPOSITION

    The Committee will be comprised of at least three independent members of the Board, each of whom will be financially literate. A deliberate effort will be made to include at least one Director who is a financial expert. The selection of Committee members will be in accordance with requirements for independence and financial literacy and expertise, as interpreted by the Board in its best business judgment, giving full consideration to the rules of the Securities and Exchange Commission (SEC) and the New York Stock Exchange.

II.  PURPOSE

    To assist the Board of Directors in fulfilling its oversight responsibilities for the following:

     A.  Integrity of the financial reporting process;

     B.  The system of internal control;

     C. The independence and performance of the internal and independent audit process; and

     D. The Company's process for monitoring adherence with the spirit and intent of its Code of Ethics and compliance with laws and regulations.

III. AUTHORITY

     The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     A.  Appoint, compensate, and oversee the work of the independent auditors.

     B. Resolve any disagreements between management and the independent auditors regarding financial reporting.

     C. Pre-approve all auditing and non-audit services provided by the independent auditors.

     D. Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

     E. Seek any information it requires from employees -- all of whom are directed to cooperate with the Committee's requests -- or external parties.

     F. Meet with Company officers, independent auditors, internal auditors, inside counsel or outside counsel, as necessary.

     In the execution of its duties, the Committee will report to the Board of Directors.

IV. MEETING REQUIREMENTS

     The Committee shall meet a minimum of four times each year, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at least annually, with Company management, the Director of Internal Auditing, the Compliance Officer, and the independent auditors to discuss matters that the Committee or any of these persons believe should be discussed privately. Meetings of the Committee may utilize conference call, Internet or other similar electronic communication technology.

V.  RESPONSIBILITIES

     A.  Financial Reporting and Independent Audit Process -
        The oversight responsibility of the Committee in the area of financial reporting is to provide reasonable assurance that the Company's financial disclosures and accounting practices accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis, as well as on a separate company basis for each consolidated subsidiary that has publicly traded securities. To accomplish this, the Committee will:

        1. Provide oversight of the independent audit process, including direct responsibility for:

           a.   Annual appointment of the independent auditors.

           b.   Compensation of the independent auditors.

           c. Review and confirmation of the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors. Ensure that non-audit services provided by the independent auditors comply with and are disclosed to investors in periodic reports required by the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002.

           d. Review of the independent auditors' quarterly and annual work plans, and results of audit engagements.

           e. Review of the experience and qualifications of the senior members of the independent audit team annually and ensure that all partner rotation requirements are executed.

           f.   Evaluation of the independent auditors' performance.

           g. Oversight of the coordination of the independent auditors' activities with the Internal Auditing and Accounting functions.

        2. Review and discuss with management the quarterly and annual consolidated earnings announcements and earnings guidance provided to analysts and rating agencies.

        3. Review and discuss with management and the independent auditors the quarterly and annual financial statements (including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations) and recommend the reports for filing with the SEC. The financial statements include the Southern Company consolidated financial statements as well as the separate financial statements for all consolidated subsidiaries with publicly traded securities.

           a. The review and discussion will be based on timely reports from the independent auditors, including:

              i.   All critical accounting policies and practices to be used.

              ii. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

              iii. Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

           b. In addition, the following items will also be reviewed and discussed:

              i.   Significant judgments and estimates made by management.

              ii. Significant reporting or operational issues identified during the reporting period, including how they were resolved.

              iii. Issues on which management sought second accounting opinions.

              iv. Significant regulatory changes and accounting and reporting developments proposed by Financial Accounting Standards Board, SEC or other regulatory agency.

              v.   Any audit problems or difficulties and management's response.

        4. Review the letter of management representations given to the independent auditors in connection with the audit of the annual financial statements.

     B. Internal Control -- The responsibility of the Committee in the area of internal control, in addition to the actions described in Section
         (V).(A.)., is to:

        1.   Provide oversight of the internal audit function including:

           a.   Review of audit plans, budgets and staffing levels.

           b.   Review of audit results.

           c. Review of management's appointment, appraisal of, and/or removal of the Company's Director of Internal Auditing. At least every two years, regardless of the performance of the incumbent, the President and Chief Executive Officer will review with the Committee the merits of reassigning the Director of Internal Auditing.

        2. Assess management's response to any reported weaknesses or compliance deficiencies.

        3. Provide oversight of the Company's Legal and Regulatory Compliance and Ethics Programs, including:

           a.   Creation and maintenance of procedures for:

              i. Receipt, retention and treatment of complaints received by management regarding accounting, internal accounting controls or audit matters.

              ii. Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

           b. Review of plans and activities of the Company's Corporate Compliance Officer.

           c. Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

           d. Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

           e. Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.

        4. Review the quality assurance practices of the internal auditing function and the independent auditors.

        5. Review and discuss significant risks facing the Company and the guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

     C.  Conduct an annual self-assessment of the Committee's performance.

     D.  Other

        1. Set clear employment policies for Southern Company's hiring of employees or former employees of the independent auditors.

        2. Report Committee activities and findings to the Board on a regular basis.

        3. Report Committee activities in the Company's annual proxy statement to shareholders.

        4. Review this charter at least annually and recommend appropriate changes.

                                         ADOPTED ON FEBRUARY 17, 2003

                                         BY THE SOUTHERN COMPANY

                                         BOARD OF DIRECTORS

                                                                      APPENDIX B

                                SOUTHERN COMPANY

                POLICY ON ENGAGEMENT OF THE INDEPENDENT AUDITOR
                        FOR AUDIT AND NON-AUDIT SERVICES

A. Southern Company (including its subsidiaries) will not engage the independent auditor to perform any services that are prohibited by the Sarbanes-Oxley Act of 2002. It shall further be the policy of the Company not to retain the independent auditor for non-audit services unless there is a compelling reason to do so and such retention is otherwise pre-approved consistent with this policy. Non-audit services that are prohibited include:

     1. Bookkeeping and other services related to the preparation of accounting records or financial statements of the Company or its subsidiaries.

     2.   Financial information systems design and implementation.

     3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

     4.   Actuarial services.

     5.   Internal audit outsourcing services.

     6.   Management functions or human resources.

     7.   Broker or dealer, investment adviser, or investment banking services.

     8. Legal services or expert services unrelated to financial statement audits.

     9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Effective January 1, 2003, officers of the Company (including its subsidiaries) may not engage the independent auditor to perform any personal services, such as personal financial planning or personal income tax services.

C. All audit services (including providing comfort letters and consents in connection with securities issuances) and permissible non-audit services provided by the independent auditor must be pre-approved by the Southern Company Audit Committee.

D. Under this Policy, the Audit Committee's approval of the independent auditor's annual arrangements letter shall constitute pre-approval for all services covered in the letter.

E. By adopting this Policy, the Audit Committee hereby pre-approves the engagement of the independent auditor to provide services related to the issuance of comfort letters and consents required for securities sales by the Company and its subsidiaries and services related to consultation on routine accounting and tax matters. The actual amounts expended for such services each calendar quarter shall be reported to the Committee at a subsequent Committee meeting.

F. The Audit Committee also delegates to its Chairman the authority to grant pre-approvals for the engagement of the independent auditor to provide any permissible service up to a limit of $50,000 per engagement. Any engagements pre-approved by the Chairman shall be presented to the full Committee at its next scheduled regular meeting.

G. The Southern Company Comptroller shall establish processes and procedures to carry out this Policy.

                                Approved by the Southern Company Audit Committee
                                                                December 9, 2002

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